Exhibit 4.2

ACCOLADE, INC.

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

DATED AS OF OCTOBER 2, 2019

FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS FIFTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 2, 2019 is made by and among ACCOLADE, INC., a Delaware corporation (the “Company”), and the Persons (as defined below) set forth on Schedule A attached hereto (the “Stockholders”).

RECITALS

WHEREAS, pursuant to that certain Series F Preferred Stock Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), by and among the Company and certain investors (the “Series F Purchasers”), the Company has agreed to sell and issue shares of the Company’s Series F Preferred Stock, $0.0001 par value per share (the “Series F Preferred Stock”), to the Series F Purchasers;

WHEREAS, as an inducement for the Series F Investors to enter into the Purchase Agreement, the Company and the Stockholders have agreed to enter into this Agreement;

WHEREAS, certain of the Stockholders (the “Prior Stockholders”) are holders of the Company’s Series A-1 Preferred Stock, $0.0001 par value per share, and Series A-2 Preferred Stock, $0.0001 par value per share (collectively, the “Series A Preferred Stock”), the Company’s Series B Preferred Stock, $0.0001 par value per share (the “Series B Preferred Stock”), the Company’s Series C Preferred Stock, $0.0001 par value per share (the “Series C Preferred Stock”), the Company’s Series D Preferred Stock, $0.0001 par value per share (the “Series D Preferred Stock”) and the Company’s Series E Preferred Stock, $0.0001 par value per share (the “Series E Preferred Stock”);

WHEREAS, the Prior Stockholders and the Company are parties to that certain Fourth Amended and Restated Registration Rights Agreement dated as of March 16, 2018 (the “Prior Agreement”); and

WHEREAS, the Company and the Prior Stockholders representing the holders of a requisite number of shares of each class and series of the Company’s capital stock necessary to approve amending and restating the Prior Agreement pursuant to Section 17.5 of the Prior Agreement desire to amend and restate the Prior Agreement in its entirety and accept the rights, obligations and covenants hereof in lieu of the rights, obligations and covenants under the Prior Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto hereby agree as follows:

Section 1.                                           Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

1.1                               “A16Z” means Andreessen Horowitz Fund IV, L.P., and each of its Affiliates that acquires shares of Preferred Stock.

1.2                               “Affiliate” means, with respect to the Company or any other specified Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company or such other specified Person, respectively, including, any partner, officer, director, member or employee of such Person and any venture capital, private equity or investment fund now or hereafter existing that is controlled by or under common control with one or more general partners of, or shares the same management company with, such Person, and shall also include, in the case of a specified Person who is an individual, any Family Member of such Person.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person shall mean the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

1.3                               “Carrick Investors” means Carrick Capital Partners, L.P., a Delaware limited partnership, Carrick Capital Associates Fund, L.P., a Delaware limited partnership, and Carrick Capital Founders Fund, L.P., a Delaware limited partnership, and each of their respective Affiliates that acquire shares of Preferred Stock.

1.4                               “Certificate of Incorporation” means the Company’s Sixth Amended and Restated Certificate of Incorporation, as amended or restated from time to time in accordance with the terms thereof and, if applicable, the terms of this Agreement.

1.5                               “Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

1.6                               “Common Stock” means the Company’s common stock, $0.0001 par value per share.

1.7                               “CV” means Comcast Ventures, LP, a Delaware limited partnership.

1.8                               “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.9                               “Family Member” means, with respect to any individual, such individual’s parents, siblings (whether natural or adopted), spouse, and descendants (whether natural or adopted) and any trust or other vehicle formed solely for the benefit of, and controlled by, such individual and/or any one or more of them.

1.10                        “Initiating Stockholders” means, (a) with respect to the Company’s initial public offering of securities, the Stockholders holding at least a majority of the Preferred Registrable Shares and, (b) in all other cases, the Stockholders holding at least 10% of the Preferred Registrable Shares.

1.11                        “Other Registrable Shares” means any shares of Common Stock (including shares issuable upon conversion, exercise or exchange of any option, warrant or other right) other than Preferred Registrable Shares; provided, however, that shares of Common Stock that are Other Registrable Shares shall cease to be Other Registrable Shares (a) upon any sale by the holders thereof pursuant to a Registration Statement or Rule 144 under the Securities Act, or (b) upon any sale in any manner to a Person which, by virtue of Section 16 hereof, is not entitled to the rights provided by this Agreement.

1.12                        “Person” means an individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization or other entity and any government, governmental department or agency or political subdivision thereof.

1.13                        “Preferred Registrable Shares” means (a) the shares of Common Stock into which each share of Preferred Stock held by any Stockholder has been converted or is then convertible and (b) any other shares of Common Stock of the Company issued in respect of the shares described in clause (a) above because of stock splits, stock dividends, reclassifications, recapitalizations, reorganizations or other similar events; provided, however, that shares of Common Stock that are Preferred Registrable Shares shall cease to be Preferred Registrable Shares (i) upon any sale by the holders thereof pursuant to a Registration Statement or Rule 144 under the Securities Act, or (ii) upon any sale in any manner to a Person which, by virtue of Section 16 hereof, is not entitled to the rights provided by this Agreement.  Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Preferred Registrable Shares, the determination of such percentage shall include all shares of Common Stock issued or issuable pursuant to clause (a) of this Section 1.13.

1.14                        “Preferred Stock” means, collectively, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and each other series of the Company’s Preferred Stock designated in the future.

1.15                        “Registrable Shares” means, collectively, the Preferred Registrable Shares and the Other Registrable Shares.

1.16                        “Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors).

1.17                        “Required Holders” means, at any time, those Stockholders holding at least seventy-five percent (75%) of the then-outstanding shares of Preferred Stock, voting together as a single class on an as-converted basis.

1.18                        “Securities Act” means the Securities Act of 1933, as amended.

1.19                        “Separate Series Required Holders” means, at any time, (a) with respect to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, upon the written consent of Stockholders holding at least seventy-five percent (75%) of the then-outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, voting together as a single class on an as-converted basis, and (b) with respect to the Series E Preferred Stock, upon the written consent of the Stockholders holding at least sixty-six and two thirds percent (66.7%) of the then outstanding shares of Series E Preferred Stock, voting as a separate class.

1.20                        “Series B Investors” means each of CV, FW Accolade Investors, L.P. and any of their respective Affiliates that may acquire shares of Preferred Stock.

Section 2.                                           Legend.  Each certificate representing the Registrable Shares shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT, AS AMENDED FROM TIME TO TIME, BY AND AMONG THE STOCKHOLDER, THE COMPANY AND CERTAIN OTHER STOCKHOLDERS, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

Section 3.                                           Required Registrations.

3.1                               At any time after the earlier of (a) June 30, 2022 (other than within the one hundred eighty (180) day period after the effective date of the Registration Statement on Form S-1 filed in connection with the Company’s initial public offering of securities) or (b) one hundred eighty (180) days after the effective date of the Registration Statement on Form S-1 filed in connection with the Company’s initial public offering of securities, the Initiating Stockholders may request, in writing, on up to two (2) separate occasions (such limitation being subject to a requested registration having become declared or order effective), that the Company effect a registration on Form S-1 (or any successor form) of Preferred Registrable Shares owned by one or more Stockholders having minimum gross proceeds in each registration on Form S-1 of at least $10,000,000.  If the Initiating Stockholders intend to distribute the Preferred Registrable Shares by means of an underwriting, they shall so advise the Company in their request.  In the event such registration is underwritten, the right of other Stockholders to participate in such registration shall be conditioned on such Stockholders’ participation in such underwriting.  Upon receipt of any such request from the Initiating Stockholders, the Company shall promptly give written notice of such proposed registration to all other Stockholders.  Such other Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Preferred Registrable Shares and/or Other Registrable Shares as such Stockholders may request in such notice of election.  All Stockholders proposing to distribute their Preferred Registrable Shares and/or Other Registrable Shares through such underwriting shall enter into an underwriting agreement in customary form with an underwriter or underwriters that is mutually agreeable to the Company and the Stockholders holding a majority of the Preferred Registrable Shares and/or Other Registrable Shares that the Stockholders requested for inclusion in such registration.  The Company shall, at its own expense and as expeditiously as possible, use its best efforts to effect the registration, on Form S-1 (or any successor form), of all Preferred Registrable Shares and/or Other Registrable Shares that the Company has been requested to so register.  If the underwriter advises the holders of Preferred Registrable Shares and/or Other Registrable Shares requesting registration hereunder that, in its good faith view, marketing factors require a limitation of the number of shares to be underwritten, then the Company shall exclude from such registration (a) first, securities held by any Person who does not have any contractual rights to cause the Company to register such securities, (b) second, securities held by any Person with such contractual rights other than those granted under this Agreement, (c) third, any registered for primary issue securities held by the Company, (d) fourth, Other Registrable Shares pro rata among the holders thereof on the basis of the respective number of Other Registrable Shares requested to be included in such registration and (e) fifth, Preferred Registrable Shares pro rata among the holders thereof on the basis of the respective number of Preferred Registrable Shares requested to be included in such registration.  If any Registration Statement requested pursuant to this Section 3.1 does not become effective or remain effective for a period of one hundred eighty (180) days (or, if earlier, until all Preferred Registrable Shares and/or Other Registrable Shares covered thereby have been sold), the request for such registration shall not be included as one (1) of the registrations that may be requested pursuant to this Section 3.1 and shall be at the sole expense of the Company.

3.2                               At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings, hereinafter, “Form S-3”), the Initiating Stockholders will have the right to require the Company to effect Registration Statements on Form S-3 of Preferred Registrable Shares having a minimum gross proceeds in each registration on Form S-3 of at least $1,000,000.  Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Stockholders.  Such other Stockholders shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Preferred Registrable Shares and/or Other Registrable Shares as such Stockholders may request in such notice of election.  Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 of all Preferred Registrable Shares and/or Other Registrable Shares that the Company has been requested to so register and, if so requested, maintain the effectiveness of such Registration Statement until all applicable Preferred Registrable Shares and/or Other Registrable Shares have been sold as permitted by Rule 415 of the Securities Act.

3.3                               If at the time of any request to register Preferred Registrable Shares pursuant to this Section 3, (a) the Company has not delayed any other registration pursuant to this Section 3 for any period of time during the preceding twelve (12) month period and (b) the Company is engaged, or has fixed plans to engage within thirty (30) days of the time of such request, in a registered public offering as to which the Stockholders may include Preferred Registrable Shares pursuant to Section 4, the Company may delay any such requested registration for up to ninety (90) days from the effective date of such offering, provided, that such right to delay a request may be exercised by the Company not more than once in any twelve (12) month period.

Section 4.                                           Company Registration.

4.1                               Subject to Section 4.2, whenever the Company proposes to file a Registration Statement (including for this purpose, a registration effected by the Company for stockholders other than holders of Registrable Shares) at any time and from time to time, it will, prior to such filing, promptly give written notice to all Stockholders of its intention to do so and, if the Company receives the written request of any Stockholder holding Registrable Shares within twenty (20) days after the Company provides such notice, the Company shall use its best efforts to cause all Registrable Shares that the Company has been requested by such Stockholder or Stockholders to be registered under the Securities Act to the extent necessary to permit their sale or other disposition; provided, however, that the rights set forth in this Section 4 shall not apply to Registration Statements to be filed pursuant to Section 3 hereof; and provided further that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 4 without obligation to any Stockholder.

4.2                               In connection with any offering under this Section 4 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as reasonably agreed upon between the Company and the underwriter(s) selected by it.  If the underwriter advises the holders of Registrable Shares requesting registration hereunder that, in its good faith view, marketing factors require a limitation of the number of shares to be underwritten, then the Company shall exclude from such registration (a) first, securities held by any Person who does not have any contractual rights to cause the Company to register such securities, (b) second, securities held by any Person with such contractual rights other than those granted under this Agreement, (c) third, shares held by the holders of Other Registrable Shares pro rata among such holders on the basis of the respective number of Other Registrable Shares requested to be included in such registration and (d) fourth, shares held by the holders of Preferred Registrable Shares pro rata among such holders on the basis of the respective number of Preferred Registrable Shares requested to be included in such registration, but in no event shall the amount of Preferred Registrable Shares included in the offering pursuant to this clause (d) be reduced below thirty percent (30%) of the total amount of securities included in such offering unless such offering is the initial public offering of the Company’s securities and no other stockholder has included shares in such registration.

Section 5.                                           Registration Procedures.  If and whenever the Company is required by the provisions of this Agreement to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

5.1                               Prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective until the completion of the distribution;

5.2                               As expeditiously as reasonably practicable, prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

5.3                               As expeditiously as reasonably practicable, furnish to each selling Stockholder such reasonable numbers of copies of the Registration Statement, each amendment and supplement thereto, prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder;

5.4                               As expeditiously as reasonably practicable, use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may reasonably be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholders; provided, however, that the Company shall not be required in connection with this Section 5.4 to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction where it is not conducting business;

5.5                               In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.  Each Stockholder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

5.6                               Promptly notify each selling Stockholder of Registrable Shares covered by such Registration Statement, and each underwriter, if any, after it shall receive notice thereof, of the time when such Registration Statement has become effective or such supplement to any prospectus forming a part of such Registration Statement has been filed;

5.7                               Promptly notify each selling Stockholder of Registrable Shares covered by such Registration Statement, and each underwriter, if any, of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information;

5.8                               Prepare and promptly file with the Commission, and promptly notify each selling Stockholder of Registrable Shares covered by such Registration Statement, and each underwriter, if any, of such amendment or supplement to such Registration Statement or prospectus, as then in effect, as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances in which they were made;

5.9                               Promptly notify each selling Stockholder of Registrable Shares covered by such Registration Statement, and each underwriter, if any, after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use all reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

5.10                        At any time when a Registration Statement is effective under the Securities Act, promptly notify each selling Stockholder of Registrable Shares covered by such Registration Statement, and each underwriter, if any, (a) of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and (b) if due to such event the Company suspends its obligation to maintain the effectiveness of any Registration Statement or suspends the use of any prospectus or prospectus supplement in connection with any Registration Statement.  The Company shall promptly prepare and file a supplement or amendment to such prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

5.11                        Furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (a) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to each selling Stockholder of Registrable Shares covered by such Registration Statement and (b) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters and to each selling Stockholder of Registrable Shares covered by such Registration Statement;

5.12                        If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company.  The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares; and

5.13                        Cause all such Registrable Shares to be listed on or included in each securities exchange or quotation system on which similar securities issued by the Company are then listed.

Section 6.                                           Allocation of Expenses.  The Company will pay all Registration Expenses (as defined below) of all registrations under this Agreement; provided, however, that if a registration under Section 3.1 is withdrawn at the request of the Initiating Stockholders (other than as a result of information concerning the business or financial condition of the Company that is made known in writing to the Stockholders requesting registration after the date on which such registration was requested) and if the Initiating Stockholders elect not to have such registration counted as a registration requested under Section 3.1, the Initiating Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares requested to be included in such registration.  The term “Registration Expenses” shall mean all expenses incurred in complying with this Agreement, including all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the reasonable fees and expenses in an amount up to $75,000 of one (1) counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits or “cold comfort” letters incident to or required by any such registration, but excluding underwriting discounts and selling commissions.

Section 7.                                           Indemnification and Contribution.

7.1                               In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, to the extent permitted by law, the Company will indemnify and hold harmless each selling Stockholder (including each member, manager, partner, Affiliate, officer and director thereof and legal counsel and independent accountant thereto), each underwriter of such selling Stockholder, and each other Person, if any, who controls such selling

Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (each, a “Stockholder Indemnified Party”) against any expenses, losses, claims, damages or liabilities (“Damages”), joint or several, to which such Stockholder Indemnified Party may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, including any of the foregoing incurred in connection with the settlement of any commenced or threatened litigation, insofar as such Damages (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (a) any Registration Statement under which such Registrable Shares were registered under the Securities Act, (b) any preliminary prospectus or final prospectus contained in the Registration Statement or (c) any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws or otherwise in connection with the offering covered by such Registration Statement; and the Company will reimburse such Stockholder Indemnified Party for any legal or any other expenses reasonably incurred by such Stockholder Indemnified Party in connection with investigating or defending any such Damages (or actions in respect thereof); provided, however, that the Company will not be liable to any Stockholder Indemnified Party in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission made in such Registration Statement, final prospectus, or any such amendment or supplement, in reasonable reliance upon and in conformity with information furnished (or not furnished in the case of an omission or alleged omission) to the Company, in writing, by or on behalf of such Stockholder Indemnified Party specifically for use in the preparation thereof.

7.2                               In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, to the extent permitted by law, each selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of the Company’s directors and officers, each underwriter, if any, the Company’s legal counsel and independent accountants, each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, any other seller of Registrable Shares or any such seller’s members, managers, partners, Affiliates, officers and directors, thereof, and legal counsel and independent accountant thereto, and each Person, if any, who controls such seller within the meaning of the Securities Act and the Exchange Act (each, a “Company Indemnified Party”; and together with the Stockholder Indemnified Parties, the “Indemnified Parties”) against any Damages, joint or several, to which the Company Indemnified Party may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, including any of the foregoing incurred in connection with the settlement of any commenced or threatened litigation, insofar as such Damages (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (a) any Registration Statement under which such Registrable Shares were registered under the Securities Act, (b) any preliminary prospectus or final prospectus contained in the Registration Statement, or (c) any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and each such seller of Registrable Shares will reimburse each Company Indemnified Party for any legal or any other expenses reasonably incurred by each Company Indemnified Party entitled to indemnification in connection with investigating or defending any such Damages (or actions in respect thereof) but only if and to the extent the statement or omission was made in reliance upon and in conformity with information furnished (or not furnished in the case of an omission or alleged omission) in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each such Stockholder hereunder shall be limited to an amount equal to the net proceeds received by such Stockholder in connection with such offering of such Registrable Shares; provided, further, however, that no such Stockholder will be liable for any amount paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of such Stockholder, which consent shall not be unreasonably withheld, conditioned or delayed.

7.3                               Each Indemnified Party entitled to indemnification under this Section 7 shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party, whose approval shall not be unreasonably withheld, conditioned or delayed; and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that the Indemnifying Party’s ability to defend against such claim or litigation is materially impaired as a result of such failure to give notice.  The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicts of interests between the Indemnified Party and any other party represented by such counsel in such proceeding.  No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

7.4                               In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any Damages referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Damages to which such party may be subject in proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or omission of material fact related to information supplied by the Indemnifying Party or the Indemnified Party (or not supplied in the case of an omission or alleged omission) and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph of Section 7, (a) in no case shall any one (1) Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Stockholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution for any Person who was not guilty of such fraudulent misrepresentation.  Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party or parties under this Section 7.4, notify in writing such party or parties from whom such contribution may be sought, but the omission so to notify such party or parties from contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 7.4.  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, condition or delayed.

7.5                               The obligations of the Company and the Stockholders under this Section 7 shall survive completion of any offering of Registrable Shares in any Registration Statement and the termination of this Agreement.

Section 8.                                           Indemnification with Respect to Underwritten Offering.  In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 3, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including customary provisions with respect to indemnification by the Company of the underwriters of such offering.

Section 9.                                           Information by Holder.  As a condition to be included in any Registration Statement, each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

Section 10.                                    Market Stand-Off Agreement.  In connection with the initial underwritten public offering of the Common Stock, each Stockholder, if requested by the Company and the underwriters managing such public offering, shall agree not to (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise (other than those Registrable Shares sold to an underwriter pursuant to an underwriting agreement and included in the public offering) for a specified period of time determined by the Company and the underwriters following the effective date of a Registration Statement; provided, however, that:

(a)                                 such agreement shall not exceed 180 days from the effective date of such registration except as may be required by applicable law or regulations promulgated by the Securities Act, the Exchange Act, any state securities laws, or any governing body (including, FINRA Rule 2711(F)(4) or NYSE Rule 472(F)(4) or any successor provisions or amendments thereto);

(b)                                 all other holders of more than one percent (1%) of the Company’s outstanding Common Stock (including shares of Common Stock issuable upon the conversion of the Preferred Stock or other convertible securities, or upon the exercise of options, warrants or other rights) and all officers and directors of the Company enter into similar agreements; provided, however, that any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Stockholders  subject to such agreements, based on the number of shares subject to such agreements;

(c)                                  such agreement shall only apply to the first such Registration Statement covering Common Stock of the Company to be sold on its behalf to the public in an underwritten offering; and

(d)                                 such agreement shall not apply to the transfer of any shares to any trust for the direct or indirect benefit of any Family Member of a Stockholder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value.

Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter, and the underwriters in connection with such registration are intended third-party beneficiaries of this Section 10 and shall have the right, power and authority to enforce the provisions hereof as if they were parties hereto.  The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

Section 11.                                    Limitations on Subsequent Registration Rights.  The Company shall not, without the prior written consent of the Separate Series Required Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to (a) include securities of the Company in any registration filed under Section 3 or Section 4, (b) make a demand registration or (c) have registration rights that are pari passu with or superior to the rights granted to the Stockholders under this Agreement.

Section 12.                                   Rule 144 Requirements.  After the earliest of (a) the closing of the sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

(a)                                 comply with the requirements of Rule 144(c) under the Securities Act with respect to making and keeping available current public information about the Company;

(b)                                 use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c)                                  furnish to any holder of Registrable Shares promptly after receipt of a written request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration, including Rules 144 and 144A.

Section 13.                                    Selection of Underwriter.  The Company shall have the right to designate the managing underwriter in any underwritten offering, except for any registration effected pursuant to Section 3, which designation shall be subject to the approval of the Stockholders holding a majority of the Preferred Registrable Shares that all Stockholders requested to be included in such offering, and which approval shall not be unreasonably withheld, conditioned or delayed.

Section 14.                                    Mergers, Etc.  The Company shall not, directly or indirectly, enter into any merger, consolidation, or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving entity shall, prior to such merger, consolidation, or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Shares” shall be deemed to be references to the securities that the Stockholders would be entitled to receive in exchange for Registrable Shares under the terms of any such merger, consolidation, or reorganization; provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving entity if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring entity that may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring entity that the acquiring entity has agreed to register within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

Section 15.                                    Successors and Assigns.  Except as provided in Section 16, the provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto.

Section 16.                                    Transfers of Certain Rights.

16.1                        Transfer of Rights.  The rights of each Stockholder under this Agreement may be transferred to a transferee or assignee of the Registrable Shares; provided that the Stockholder shall, within ten (10) business days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number of Registrable Shares with respect to which such rights are being assigned.  The transferee or assignee of a Stockholder’s rights and obligations hereunder shall be deemed a “Stockholder” for purposes of this Agreement.

16.2                        Transferees.  Any transferee of a Stockholder’s Registrable Shares shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Stockholders under this Agreement to the same extent as if such transferee were a Stockholder hereunder.

16.3                        Subsequent Transferees.  A transferee to whom rights are transferred pursuant to this Section 16 may not again transfer such rights to any other Person, other than as provided in Sections 16.1 or 16.2 above.

Section 17.                                    Miscellaneous.

17.1                        Counterparts; Execution by Electronic Means.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document.  This Agreement may be executed by signatures exchanged via facsimile or other electronic means.

17.2                        No Inconsistent Agreements.  The Company will not hereafter enter into any agreement with respect to its securities that is inconsistent with, grants any rights equal or superior to, or violates the rights granted to the holders of Registrable Shares in this Agreement, without first obtaining the prior written consent of the Required Holders.

17.3                        Adjustments Affecting Registrable Shares.  The Company will not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of the holders of Registrable Shares to include such Registrable Shares in a registration undertaken pursuant to this Agreement or that would adversely affect the marketability of such Registrable Shares in any such registration (including effecting a stock split or a combination of shares).

17.4                        No Waiver.  No waiver of any provision or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar.  No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver in the future except to the extent specifically set forth in writing.

17.5                        Amendments and Waivers.  Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of the Required Holders and, as to any amendment or waiver adversely changing a specified enumerated right or obligation hereunder of the Company, the Company; provided that the written consent of the Required Holders shall not be required for the Company to amend Schedule A to add a Stockholder as a party to this Agreement in accordance with the terms of Section 17.7.  Any amendment or waiver effected in accordance with this Section 17.5 shall be binding upon the Company and each of the Stockholders and their respective successors and assigns and the Company shall promptly notify any Stockholder who did not consent or approve such amendment or waiver following the taking of such action.  Notwithstanding the foregoing, no amendment or waiver that would:

(a)                                 (i) impose any additional obligations or liabilities on, or increase any liabilities of, A16Z, a Series B Investor or Carrick Investor, or (ii) have a disproportionately adverse effect on A16Z or any Series B Investor or Carrick Investor when compared with the other holders of Preferred Registrable Shares, will be effective against A16Z or such affected Series B Investor or Carrick Investor without the prior written consent of A16Z or such affected Series B Investor or Carrick Investor;

(b)                                 be adverse to the holders of Series A Preferred Stock as a whole will be effective without the prior written consent of the holders of at least 75% of the then outstanding shares of Series A Preferred Stock, voting as a separate class, unless such amendment or waiver (i) is similarly adverse to the holders of any other Securities of the Company that rank pari passu with the Series A Preferred Stock and (ii) is effected in connection with a bona fide financing transaction that is led or co-led by a Person not otherwise a Stockholder or an Affiliate thereof;

(c)                                  be adverse to the holders of Series B Preferred Stock as a whole will be effective without the prior written consent of the holders of at least 75% of the then outstanding shares of Series B Preferred Stock, voting as a separate class, unless such amendment or waiver (i) is similarly adverse to the holders of any other Securities of the Company that rank pari passu with the Series B Preferred Stock and (ii) is effected in connection with a bona fide financing transaction that is led or co-led by a Person not otherwise a Stockholder or an Affiliate thereof;

(d)                                 be adverse to the holders of Series C Preferred Stock as a whole will be effective without the prior written consent of the holders of at least 75% of the then outstanding shares of Series C Preferred Stock, voting as a separate class, unless such amendment or waiver (i) is similarly adverse to the holders of any other Securities of the Company that rank pari passu with the Series C Preferred Stock and (ii) is effected in connection with a bona fide financing transaction that is led or co-led by a Person not otherwise a Stockholder or an Affiliate thereof;

(e)                                  be adverse to the holders of Series D Preferred Stock as a whole will be effective without the prior written consent of the holders of at least 75% of the then outstanding shares of Series D Preferred Stock, voting as a separate class, unless such amendment or waiver (i) is similarly adverse to the holders of any other Securities of the Company that rank pari passu with the Series D Preferred Stock and (ii) is effected in connection with a bona fide financing transaction that is led or co-led by a Person not otherwise a Stockholder or an Affiliate thereof;

(f)                                   be adverse to the holders of Series E Preferred Stock as a whole will be effective without the prior written consent of the holders of at least 66.7% of the then outstanding shares of Series E Preferred Stock, voting as a separate class, unless such amendment or waiver (i) is similarly adverse to the holders of any other Securities of the Company that rank pari passu with the Series E Preferred Stock and (ii) is effected in connection with a bona fide financing transaction that is led or co-led by a Person not otherwise a Stockholder or an Affiliate thereof; or

(g)                                  adversely alter the rights of the holders of Series F Preferred Stock in a manner that is disproportionate to, or different than, the manner in which it alters the rights of the holders of other series of Preferred Stock, will be effective without the prior written consent of the holders of at least a majority of the then outstanding shares of Series F Preferred Stock, voting as a separate class.

The parties hereto expressly acknowledge and agree that the authorization and issuance of shares of any new series of Preferred Stock that is merely pari passu with or senior to the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock or Series F Preferred Stock shall not, in and of itself, (x) be deemed to adversely affect the rights of such Preferred Stock or (y) require the approvals provided for in subsections (a) through (e) of this Section 17.5.  In connection with any transfer by a Series B Investor or Carrick Investor of any of their respective Securities of the Company to an Affiliate, such Affiliate will be considered a Series B Investor or Carrick Investor for all purposes under this Section 17.5.

17.6                        Specific Performance.  In addition to any and all other remedies that may be available under this Agreement and applicable law, in the event of any breach of this Agreement, each Stockholder shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

17.7                        Joinder.  The Company and, if applicable, each party hereto, shall require any Person that acquires, at any time following the date of this Agreement, Registrable Securities (whether from the Company or another Stockholder) to, upon and as a condition to such acquisition, execute a joinder pursuant to which such Person agrees to become subject to the obligations and restrictions applicable to a Stockholder pursuant to the terms of this Agreement

17.8                        Remedies Cumulative.  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

17.9                        Jury Trial Waiver.  To the fullest extent permitted by law, and as separately bargained-for-consideration, each party hereby waives any right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or relating to this Agreement.

17.10                 Governing Law and Jurisdiction.  This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, as applicable to contracts executed and delivered in Delaware between Delaware residents and which are to be performed wholly within Delaware, without regard to principles of conflicts of law.  Any proceeding brought with respect to this Agreement must be brought in any court of competent jurisdiction sitting in the State of Delaware and, by execution and delivery of this Agreement, each party (a) accepts, generally and unconditionally, the exclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

17.11                 Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed facsimile or other electronic means if sent during normal business hours of the recipient; if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at the address as set forth on the signature page hereof and to a Stockholder at such Stockholder’s address as set forth on Schedule A attached hereto, or at such other address as the Company or a Stockholder may designate by ten (10) days advance written notice to the other parties hereto.

17.12                 Severability.  If any term or provision of this Agreement is determined to be illegal, unenforceable or invalid in whole or in part for any reason, such illegal, unenforceable or invalid provisions or part thereof shall be stricken from this Agreement, and such provision shall not affect the legality, enforceability or validity of the remainder of this Agreement.  If any provision or part thereof of this Agreement is stricken in accordance with the provisions of this Section 17.12, then such stricken provision shall be replaced, to extent possible, with a legal, enforceable and valid provision that is as similar in tenor to the stricken provision as is legally possible.

17.13                 Section Headings.  The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

17.14                 No Registration of Preferred Stock.  The registration rights contained herein apply only to the Company’s Common Stock, and the Company shall not be obligated to register any shares of the Preferred Stock.

17.15                 Expenses.  The Company shall pay, and hold the Stockholders and all holders of Registrable Shares harmless against liability for the payment of the reasonable fees and expenses incurred with respect to the enforcement of the rights granted under, or any amendments or waivers to, this Agreement.

17.16                 Termination of Agreement.  This Agreement and the rights and obligations set forth herein shall terminate upon the earliest of (i) five (5) years following the consummation of a Qualified IPO (as defined in the Certificate of Incorporation), (b) at such time following an initial public offering as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three-month period without registration, (iii) the consummation of a Sale Transaction (as defined in the Certificate of Incorporation) or (iv) the effectiveness of a Liquidation Event (as defined in the Certificate of Incorporation).

17.17                 Entire Agreement.  This Agreement and schedules referred to herein constitute the entire agreement among the parties and supersede all prior communications,

representations, understandings and agreements of the parties with respect to the subject matter hereof, including the Prior Agreement.  All schedules hereto are hereby incorporated herein by reference.  Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

17.18                 General Interpretation.  The terms of this Agreement have been negotiated by the parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent.  This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under this Agreement.  No rule of strict construction will be applied against any Person.

17.19                 Rules of Construction.  The words “hereby,” “herein,” “hereof;” “hereunder” and words of similar import refer to this Agreement as a whole (including any Exhibits and Schedules hereto) and not merely to the specific section, paragraph or clause in which such word appears.  All references herein to Articles, Sections, Exhibits, and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The definitions given for terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  Except as otherwise expressly provided herein, all references to “dollars” or “$” shall be deemed references to the lawful money of the United States of America.  The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

17.20                 Amendment and Restatement of Prior Agreement.  The Prior Agreement is hereby amended and superseded in its entirety and restated herein.  Such amendment and restatement is effective upon execution of this Agreement by the Company and by Stockholders holding at least seventy-five percent (75%) of the shares of Preferred Stock outstanding as of the date hereof, voting together as a single class on an as-converted basis.  Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force to effect.

[Signatures on following pages]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

COMPANY:

ACCOLADE, INC.

By:	/s/ Rajeev Singh
Name:	Rajeev Singh
Title:	Chief Executive Officer

Address:
660 W. Germantown Pike Suite 500
Plymouth Meeting, PA 19462
Fax: (610) 834-5738

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

AVANTI HOLDINGS, LLC

By:	/s/ Rajeev Singh
Name:	Rajeev Singh
Title:	Partner

RAJEEV SINGH

/s/ Rajeev Singh
(Signature)

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

HILTON FAMILY TRUST

By:	/s/Michael Hilton
Name:	Michael Hilton
Title:	Trustee

MICHAEL HILTON

/s/ Michael Hilton
(Signature)

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

Name of Entity (if Stockholder is not an individual

/s/ William Frist
(Signature)

Senator William Frist
Name of Signing Person (Printed)

Title:
(if Stockholder is not an individual)

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

ACCRETIVE CARE HOLDING PARTNERSHIP

By Accretive II GP, LLC, General Partner

By:	/s/ Michael Cline
Name:	J. Michael Cline
Title:	Managing Member

ACCRETIVE II, L.P.

By Accretive II GP, LLC, General Partner

By:	/s/ Michael Cline
Name:	J. Michael Cline
Title:	Managing Member

ACCRETIVE II COINVESTMENT, L.P.

By Accretive II GP, LLC, General Partner

By:	/s/ Michael Cline
Name:	J. Michael Cline
Title:	Managing Member

ACCRETIVE COINVESTMENT PARTNERS, LLC

By Accretive Associates I, LLC, Managing Member

By:	/s/ Michael Cline
Name:	J. Michael Cline
Title:	Managing Member

ACCRETIVE INVESTORS SBIC, LP

By Accretive Associates SBIC, LLC, General Partner

By:	/s/ Michael Cline
Name:	J. Michael Cline
Title:	Managing Member

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

Name of Entity (if Stockholder is not an individual

/s/ Thomas J. Neff
(Signature)

Thomas J. Neff
Name of Signing Person (Printed)

Title:
(if Stockholder is not an individual)

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

MS PACE LP

By:	/s/ Buzz Benson
Name:	Buzz Benson
Title:	Managing Director

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

STEPHEN H. BARNES

/s/ Stephen H. Barnes
(Signature)

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

MCKESSON VENTURES, LLC

By:	/s/ Thomas L. Rodgers
(Signature)

Name:	Thomas L. Rodgers
(Printed Name)

Title:	SVP, Managing Director

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

MADERA TECHNOLOGY MASTER FUND, LTD.

By:	/s/ Kris Drankiewicz
Name:	Kris Drankiewicz
Title:	Managing Partner

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

MADRONA VENTURE FUND VI, LP

By:	/s/ Matt McIlwain
Name:	Matt McIlwain
Title:	Managing director

MADRONA VENTURE FUND VI-A, LP

By:	/s/ Matt McIlwain
Name:	Matt McIlwain
Title:	Managing director

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

The Thomas K. Spann Family Trust dated January 18, 2012
Name of Entity (if Stockholder is not an individual)

/s/ Thomas K. Spann
Signature

Thomas K. Spann
Name of Signing Person (Printed)

Title:	Person
(if Stockholder is not an individual)

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

Name of Entity (if Stockholder is not an individual)

/s/ Thomas K. Spann
Signature

Thomas K. Spann
Name of Signing Person (Printed)

Title:
(if Stockholder is not an individual)

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

COMCAST VENTURES, LP

By: Comcast CV GP, LLC, its general partner

By:	/s/ Derek Squire
Name:	Derek Squire
Title:	General Counsel

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

Humana, Inc.
Name of Entity (if Stockholder is not an individual)

/s/ Brian A. Kane
Signature

Brian A. Kane
Name of Signing Person (Printed)

Title:
(if Stockholder is not an individual)

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

CARRICK CAPITAL ASSOCIATES FUND

By:	/s/ James C. Madden, V
Name:	James C. Madden, V
Title:	Managing Director

CARRICK CAPITAL PARTNERS, L.P.

By:	/s/ James C. Madden, V
Name:	James C. Madden, V
Title:	Managing Director

CARRICK CAPITAL FOUNDERS FUND

By:	/s/ James C. Madden, V
Name:	James C. Madden, V
Title:	Managing Director

CARRICK CAPITAL PARTNERS II CO-INVESTMENT FUND, LP

By: Carrick Management Partners II, LLC, its General Partner

By:	/s/ James C. Madden, V
Name:	James C. Madden, V
Title:	Managing Director

CARRICK CAPITAL PARTNERS II CO-INVESTMENT FUND II, LP

By: Carrick Management Partners II, LLC, its General Partner

By:	/s/ James C. Madden, V
Name:	James C. Madden, V
Title:	Managing Director

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

JAMES C. MADDEN, V. LIVING TRUST, ESTABLISHED NOVEMBER 18, 1999

By:	/s/ James C. Madden, V
Name:	James C. Madden, V
Title:	Trustee

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

CROSS CREEK CAPITAL II, L.P.
By: Cross Creek Capital II GP, LLC Its Sole General Partner

By:	/s/ Karey Barker
Name:	Karey Barker
Title:	Managing Director

CROSS CREEK CAPITAL PARTNERS IV, L.P.
By:	Cross Creek Capital Partners IV GP, LLC Its Sole General Partner

By:	/s/ Karey Barker
Name:	Karey Barker
Title:	Managing Director

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

ROBERT CAVANAUGH

/s/ Robert Cavanaugh
(Signature)

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amended and Restated Registration Rights Agreement as of the date first above written.

STOCKHOLDER:

ANDREESSEN HOROWITZ FUND IV, L.P.
For itself and as nominee for Andreessen
Horowitz Fund IV-A, L.P.,
Andreessen Horowitz Fund IV-B, L.P. and
Andreessen Horowitz Fund IV-Q, L.P.

By: AH Equity Partners IV, L.L.C.
Its General Partner

By:	/s/ Ben Horowitz
Name:	Ben Horowjtz
Title:	Managing Member

AH PARALLEL FUND IV, L.P.
For itself and as nominee for AH
Parallel Fund IV-A, L.P., AH
Parallel Fund IV-B, L.P. and AH
Parallel Fund IV-Q, L.P.

By: AH Equity Partners IV, L.L.C.
Its General Partner

By:	/s/ Ben Horowitz
Name:	Ben Horowjtz
Title:	Managing Member

[Signature page to Fifth Amended and Restated Registration Rights Agreement of Accolade, Inc.]

SCHEDULE A

LIST OF STOCKHOLDERS

Andreessen Horowitz Fund IV, L.P.
AH Parallel Fund IV, L.P.

2865 Sand Hill Road, Suite 101
Menlo Park, CA 94025
Attention:

Humana, Inc.
500 W. Main St., 21st Floor
Louisville, Kentucky 40202

Madrona Venture Fund VI, LP
Madrona Venture Fun VI-A, LP
c/o Madrona Venture Group
999 3rd Avenue
Seattle, WA 98104

AmeriHealth, Inc.
1901 Market St.
Philadelphia, PA 19103
Attention: Alan Krigstein

McKesson Ventures LLC
One Post Street
San Francisco, CA 94104
Attn: Tom Rodgers

Medtronic, Inc.
710 Medtronic Parkway
Minneapolis, MN, 55432

Avanti Holdings, LLC

Michael Hilton

Hilton Family Trust

Stephen H. Barnes

Schedule A-1

Luca Trust
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Thomas J. McGill
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Journey Partners, LLC
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Prentice Family Partners LLC
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Elisabeth L. Levin
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Carl M. Loeb Trust FBO Elisabeth L. Levin
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Arthur L. Loeb
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Carl M Loeb Trust — FBO Jean Troubh
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Carrick Capital Partners, L.P.
160 Spear Street, Suite 1620
San Francisco, CA 94105
Attention: James C. Madden, V
Fax: (415) 432-4101

Schedule A-2

Carrick Capital Associates Fund, L.P.
160 Spear Street, Suite 1620
San Francisco, CA 94105
Attention: James C. Madden, V
Fax: (415) 432-4101

Carrick Capital Founders Fund, L.P.
160 Spear Street, Suite 1620
San Francisco, CA 94105
Attention: James C. Madden, V
Fax: (415) 432-4101

Carrick Capital Partners II Co-Investment Fund II, LP
One California Street., Suite 1900
San Francisco, CA 94111

Carrick Capital Partners II Co-Investment Fund, LP
One California Street., Suite 1900
San Francisco, CA 94111

Accretive II, L.P.
c/o Accretive, LLC
116 West 32nd St., 9th Fl.
New York, New York 10001
Attention: J. Michael Cline
Fax: (646) 282-3138
Email: ashelley@accretivellc.com

Accretive Investors SBIC, L.P.
c c/o Accretive, LLC
116 West 32nd St., 9th Fl.
New York, New York 10001
Attention: J. Michael Cline
Fax: (646) 282-3138
Email: ashelley@accretivellc.com

Accretive Coinvestment Partners, LLC
c/o Accretive, LLC
116 West 32nd St., 9th Fl.
New York, New York 10001
Attention: J. Michael Cline
Fax: (646) 282-3138
Email: ashelley@accretivellc.com

Schedule A-3

Accretive II Coinvestment Partners, L.P.
c/o Accretive, LLC
116 West 32nd St., 9th Fl.
New York, New York 10001
Attention: J. Michael Cline
Fax: (646) 282-3138
Email: ashelley@accretivellc.com

Accretive Care Holding Partnership
c/o Accretive, LLC
116 West 32nd St., 9th Fl.
New York, New York 10001
Attention: J. Michael Cline
Fax: (646) 282-3138
Email: ashelley@accretivellc.com

Comcast Ventures, LP
One Comcast Center
1701 John F. Kennedy Blvd.
Philadelphia, PA 19103
Attention: General Counsel
e-mail: cv_legal@comcast.com

Comcast Holdings Corporation
One Comcast Center
1701 John F. Kennedy Blvd.
Philadelphia, PA 19103
Attention: General Counsel
e-mail: corporate_legal@comcast.com

FW Accolade Investors, L.P.
201 Main Street
Suite 3100
Fort Worth, TX 76102
Fax No.: (817) 820-1625

Thomas K. Spann

The Thomas K. Spann Family Trust Dated January 18, 2012
c/o Accolade, Inc.

John C. Stoddard

Schedule A-4

Spiegel Family, LLC

James C. Madden, V. Living Trust, established November 18, 1999
c/o Carrick Capital Partners, L.P.
160 Spear Street, Suite 1620
San Francisco, CA 94105
Fax: (415) 432-4101

John Rollins

The John D. Rollins Irrevocable Children’s Trust Dated May 22, 2005

Thomas J. Neff

Dale Prestipino

MLPF&S as Cust FBO Dale Prestipino IRRA

Pensco Trust Company LLC FBO

FBO Dale Prestipino IRA

Brian Doyle

Susan Ray

Equity Trust Company Custodian fbo Thomas R Boldt, IRA 137649

Schedule A-5

Thomas Boldt

Alan H. Spiro

Michael Mossman

Jill LaVigne

Michael Viola

Eduardo Cisneros

Roberta Greenberg

William Frist

Amy Loftus

Jeff Smith

Elizabeth Napolitano

Paula Bush

John Geiger

Schedule A-6

Kristin Heinly

Michael Perlmutter

Jeff Rubin

Donna Snow

Maria Canfield

John Hamlin

Marc Harfeld

Scott Hudgins

Brad Loftus
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Julie Stern

Sean Brady

Ronald Alleva

Toni Lo Sasso

Kyle Hood

Sean McGowan

Schedule A-7

Sarah Kline

Lorraine Knerr

Sean Engle

Mary Creedon

Virginia Ferlise

Bryan Walton

Eric Campbell

Jocelyn Stauffer

Maria Buera

Betty Nelson

Marybeth McMurray

Chris Simpkins

Kathleen Shelmerdine

Sean Purvis

Cross Creek Capital II, L.P.
505 South Wakara Way, Suite 215
Salt Lake City, UT 84108

Schedule A-8

Cross Creek Capital Partners IV, L.P.
505 South Wakara Way, Suite 215
Salt Lake City, UT 84108

Charles Patton

Harish Naidu

Colin McHugh

Escalate Capital Partners SBIC III, LP
300 W. 6th, Suite 2230
Austin, TX 78701

Madera Technology Master Fund, Ltd.
379 West Broadway
New York, NY 10012
Attn: Kris Drankiewicz
Email: kris@maderatp.com

MF Partners, LLC
660 Newport Center Drive, Suite 1220
Newport Beach, CA 92660

MZ Partners, LLC
660 Newport Center Drive, Suite 1220
Newport Beach, CA 92660

WST Partners, LLC
660 Newport Center Drive, Suite 1220
Newport Beach, CA 92660

William S. Thompson III Special Trust
660 Newport Center Drive, Suite 1220
Newport Beach, CA 92660

Emily M. Thompson Special Trust
660 Newport Center Drive, Suite 1220
Newport Beach, CA 92660

Bradley D. Thompson Special Trust
660 Newport Center Drive, Suite 1220
Newport Beach, CA 92660

Ronald A. and Angela M. Zeliski

John W. Meisenbach

Paul N. Bordonaro Trust

Monica B. Wooden Revocable Trust

Schedule A-9

1P Ventures, LLC
1948 Parnell Ave.
Los Angeles, CA 90025

AVGF - BIV2 Accolade 2018, LLC
201 Jones Rd.
Waltham, MA 02451

Joe Payne

Neil Baisler

Ben Franklin Technology Partners of Southeastern Pennsylvania
Building 100 Innovation Center, Suite 200
4801 S. Broad Street, The Navy Yard
Philadelphia, PA 19112

Daversa Partners
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

konciergeMD
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Veronica Kwong

Tara Cohn

Laura Janssen

Deborah F. Cohen

Dan Klein

Craig Hersh

Christopher Smiley

Michael Scofield

Schedule A-10

Theresa M. Dougherty

Julia Babij

Carolyn Young

Amit Aronson

Robert Patterson

Wendi McNeilly

Jillian Faccone

Teresa Dolan

Peter Muller

Susan Cepil

Robert Cavanaugh

Richard Eskew

Phong Nguyen

Rajeev Singh

Jerame Thurik

Marc Jacobs

Schedule A-11

Ricardo Barrera

Lynn Childs

David Burdge

Subha Bhattacharyay

Vamsi Krishna Kishore Manchella

Xin Tang

Patrick Doody

Scott Cariello

Daniel McKetta

Elizabeth Sanford

Todd Grove

Kevin Wheeler

Jerry Heller

Christy Scheuerman

Sheila Burke
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Shah Asset Management, LLC
Raj Shah
14 West Roy Street
Seattle, WA 98119

Schedule A-12

Ivor Horn

Virginia Nash

Courtney Nash

Alyson Hemberger

Steve Thompson

David Crossgrove

Robert Lesicki

Carmen Spohn

Debra Ryherd

John D. Rollins Irrevocable Children’s Trust FBO Anne Rollins

John D. Rollins Irrevocable Children’s Trust FBO David Rollins

John D. Rollins Irrevocable Children’s Trust FBO Margaret Rollins

Jennifer Nishio

Matthew Wurst

Brianne Miller

Timothy Fitzgerald

Jakub Zeman

Schedule A-13

Ashley Haugdahl

Carrie Keener

Colin Rigby

Greatjoy Ndlovu

Basheer Malaa

Samuel Hammerman

Tanikia James

Adam Perlman

Lauren Dicair

Heather Duffy

Roger Robson

Kathryn Mowers

Joanne Stumm

Janet Delage

Beth Ralls

Cindy Pius

Allyson Wood

Schedule A-14

William Johnson

Randy DeOrio

Leslie Barretta

Daren Connelly

Jian Tan

Saul Weiner

Mary Johnston

Radim Bosticka

Lyndi Thompson

Lea Lonnberg-Hickling

Pamela Seplow

Joe Galley

Gabriella Napoli

Amy Ziring

Sarah Morvin

Craig Shellenberger

Judith Crouthamel

Schedule A-15

Michael Sheward

Amy Whitworth

Ryan Beaini

Amy Loftus

Robert Discolo
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

GC&H Investments, LLC
101 California Street 5th Floor
San Francisco, CA 94111

PCOM Primary Care Innovation Fund LLC
4170 City Avenue
Philadelphia, PA 19131

MS Pace LP
c/o SightLine Partners LLC
8500 Normandale Lake Boulevard, Suite 1070
Bloomington, MN 55437

Lori Discolo
c/o Accolade, Inc.
660 W. Germantown Pike, Suite #500
Plymouth Meeting, PA 19462

Schedule A-16